Consolidated Statements of Operations and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
REVENUE	$ 498	$ 0
OPERATING EXPENSES:
Research and development expenses	741	1,299
Selling and marketing expenses	639	524
General and administration expenses	2,196	1,542
Impairment loss on equipment	0	79
TOTAL OPERATING EXPENSES	3,576	3,444
OPERATING LOSS	(3,078)	(3,444)
OTHER INCOME (EXPENSE)
Interest and bank fees	(18)	(440)
Unrealized gain on foreign exchange	37	(134)
Loss on extinguishment of debt	0	(59)
Other income (expenses)	457	173
LOSS BEFORE INCOME TAX	(2,602)	(3,904)
Income tax provision	(1)	0
NET LOSS AND COMPREHENSIVE LOSS	$ (2,603)	$ (3,904)
BASIC AND DILUTED LOSS PER SHARE (in dollars per share)	$ (0.08)	$ (2.83)
WEIGHTED AVERAGE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING, BASIC AND DILUTED (in shares)	31,089,132	1,380,051